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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 17, 2004


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                         1-3920                71-0268502
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                   2250 EAST 73RD STREET, OKLAHOMA 74136-6832
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (918) 494-0964


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE

On February 17, 2004, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

































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 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 17, 2004

                                 North American Galvanizing & Coatings, Inc.


                                 By: /s/ Paul R. Chastain
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                                     Paul R. Chastain
                                     Vice President and Chief Financial Officer























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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 Press release, dated February 17, 2004, of North American Galvanizing & Coatings, Inc.